Exhibit 10.6

1, Acceptance Application
Project name	Equity Registration and Depository System, designed for the Shenzhen International Hi-Tech Equity Exchange	Application Entity	ChinaE.com Technology (Shenzhen) Co., Ltd
Customer Contact	Zhao Yaping (赵雅平)	Project Manager	Feng Yujian (冯裕坚)
Telephone	83671356	Telephone	82210238-883
Statements
Thanks to both parties concerted efforts, all required functions specified in the Cooperation Agreement on the Development of an Equity Registration and Depository System have been completed and performed.
After both parties’ multi-tests, it is confirmed that all the functions satisfy the requirements of the Cooperation Agreement.
Both parties agree that the whole system is completed, and agree to conduct a on-site acceptance test on December 22, 2006.

Remarks	Internet searching system is still under construction, will be checked at another time.
Signature	Developer: ChinaE.com Technology (Shenzhen) Co., Ltd. [Seal] Li Yuping (李玉平) [Signature]	Customer: Shenzhen International Hi-Tech Equity Exchange [Seal] Zhao Yaping (赵雅平) [Signature]
Date	December 22, 2006	December 22, 2006

2, Acceptance of Documentations
NO.	Document Name	Completeness	Consistency	Accuracy	Legibility
1	User's Guide	√	√	√	√
2	Solutions for Database Backups	√	√	√	√
3
Conclusions about the Acceptance Check	Acceptable
Signature	Developer: ChinaE.com Technology (Shenzhen) Co., Ltd. [Seal] Li Yuping (李玉平) [Signature]		Customer: Shenzhen International Hi-Tech Equity Exchange [Seal] Zhao Yaping (赵雅平) [Signature]
Date	December 22, 2006		December 22, 2006

3, Acceptance Report
Project name	Equity Registration and Depository System, designed for the Shenzhen International Hi-Tech Equity Exchange	Application Entity	ChinaE.com Technology (Shenzhen) Co., Ltd
Customer Contact	Zhao Yaping (赵雅平)	Project Manager	Feng Yujian (冯裕坚)
Telephone	83671356	Telephone	82210238-883
Items under Inspections	1, All required functions in the Cooperation Agreement on the Development of an Equity Registration and Depository System. 2, Relevant documents.
Acceptance Standard	The functions satisfy the requirements specified in the Cooperation Agreement on the Development of an Equity Registration and Depository System.
Problems and Solutions	The System is acceptable and hasn’t found any problems.
Conclusions about the Acceptance Check	Acceptable
Remarks	Any problems appear later, ChinaE should appoint personnel to solve them.
Signature	Developer: ChinaE.com Technology (Shenzhen) Co., Ltd. [Seal] Li Yuping (李玉平) [Signature]	Customer: Shenzhen International Hi-Tech Equity Exchange [Seal] Zhao Yaping (赵雅平) [Signature]
Date	December 22, 2006	December 22, 2006